                                                     EXHIBIT 1(b)

                   BOATMEN'S BANCSHARES, INC.

                         DEBT SECURITIES
              WARRANTS TO PURCHASE DEBT SECURITIES



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                 FORM OF UNDERWRITING AGREEMENT

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                              Date

                   BOATMEN'S BANCSHARES, INC.

                         DEBT SECURITIES
              WARRANTS TO PURCHASE DEBT SECURITIES
                         ---------------

                     UNDERWRITING AGREEMENT

                              Date

To the Representatives
named in Schedule I hereto
of the Underwriters named
in Schedule II hereto

Dear Sirs:

     Boatmen's Bancshares, Inc., a Missouri corporation (the "Corporation"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters") for whom you are acting as representatives (the "Representatives") the debt securities or warrants representing rights to purchase debt securities of the Corporation (the "Warrants") as are specified in
Schedule I hereto (the debt securities and Warrants so specified being hereinafter referred to collectively as the "Offered Securities") on the terms and conditions stated herein and in
Schedule I. The Offered Securities are to be sold to each Underwriter, acting severally and not jointly, in the respective principal amounts as are set forth in Schedule II opposite the name of such Underwriter.

     The Offered Securities will be issued under an indenture dated as of ------------, 19--- [as amended by the following supplemental indentures: ---------------] (the "Indenture") between the Corporation and Chemical Bank, as Trustee (the "Trustee").

     The Warrants will be evidenced by warrant certificates issued by one or more warrant agents (collectively, the "Warrant Agent") under one or more warrant agreements (collectively, the "Warrant Agreement") between the Corporation and the Warrant Agent. The Warrants will be deposited with the Warrant Agent under the Warrant Agreement.

     The Corporation has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. ------------), including a combined prospectus, relating to certain of its debt securities, preferred stock, common stock, depositary shares and warrants (including the Offered Securities) and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). Such registration statement has been declared effective by the Commission. A prospectus supplement reflecting the terms of the Offered Securities, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to

Rule 424 under the 1933 Act.
Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement". Such registration statement, as amended at the date hereof, including the exhibits thereto and the documents incorporated by reference therein, is herein called the "Registration Statement", and the basic prospectus included therein relating to all offerings of securities under the Registration Statement (the "Basic Prospectus"), as supplemented by the Prospectus Supplement, is herein called the "Prospectus", except that, if such Basic Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the Basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Corporation with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), that are incorporated by reference therein.


                               I.

     The Corporation represents and warrants to each of the Under-writers that:

     (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

     (b) The Corporation has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Missouri, is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and the rules and regulations of the Board of Governors of the Federal Reserve System (the "Board") thereunder, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Corporation and its subsidiaries, taken as a whole.

     (c) Each subsidiary of the Corporation that is a bank has been duly organized, is validly existing as a national banking association in good standing under the laws of the United States or as a bank in good standing under the laws of a state thereof, as the case may be, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Corporation and its subsidiaries, taken as a whole.

     (d) Each subsidiary of the Corporation that is not a bank has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse affect on the Corporation and its subsidiaries, taken as a whole.

     (e) The Corporation and its subsidiaries are in compliance in all material respects with all applicable regulations of the Board, the Office of the Comptroller of the Currency (the "OCC"), the Federal Deposit Insurance Corporation (the "FDIC") and any state bank regulatory authority with jurisdiction over any of the Corporation's subsidiary banks, the failure to comply with which would have a material adverse affect on the Corporation and its subsidiaries, taken as a whole.

     (f) All of the issued and outstanding capital stock of each direct or indirect subsidiary of the Corporation has been duly and validly issued and is fully paid and nonassessable (subject, however, to the provisions of Section 55, Title 12, United States
Code) and (except for directors' qualifying shares and except for minority interests not in excess of seven percent of the issued and outstanding capital stock of Boatmen's Bank of Quincy and one percent of the issued and outstanding capital stock of Boatmen's Trust Company, Boatmen's Bank of Southern Missouri and Boatmen's Bank of Sigourney (specify any other exceptions to 100% ownership) all of such capital stock is owned, directly or indirectly, by the Corporation, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

     (g) The authorized capital stock of the Corporation conforms as to legal matters to the description thereof contained in the Prospectus.

     (h) All of the issued shares of capital stock of the Corporation have been duly authorized and are validly issued, fully paid and nonassessable.

     (i) The Indenture, each supplement thereto, if any, to the date hereof and the supplement thereto or board resolution (or other instrument delivered pursuant to such board resolution) setting forth the terms of the Offered Securities (the Indenture, as so supplemented by such supplement or supplements and board resolution (or other instrument delivered pursuant to such board resolution) or supplemental indenture to be delivered pursuant to Article Nine of the Indenture with respect to the Offered Securities, being herein referred to as the "Designated Indenture") have been duly authorized by the Corporation. The Indenture as executed is substantially in the form filed as an exhibit to the Registration Statement. The Designated Indenture, when duly executed and delivered (to the extent required by the Indenture) by the Corporation and the Trustee, will constitute a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). The Designated Indenture conforms as to legal matters to the description thereof contained in the Prospectus.

     (j) On the date hereof and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder.

     (k) The Offered Securities have been duly authorized by the Corporation. When executed, authenticated, issued and delivered in the manner provided for in the Designated Indenture and sold and paid for as provided herein and in any Delayed Delivery Contracts (as defined below), they will constitute valid and binding obligations of the Corporation entitled to the benefits of the Designated Indenture and enforceable against the Corporation in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). If Warrants are included in the Offered Securities, upon due execution, countersignature and delivery as provided for in the Warrant Agreement, the Warrants in definitive form will constitute valid and legally binding obligations of the Corporation and the Warrants may be exercised to purchase debt securities of the Corporation in accordance with the terms and conditions of the Warrant Agreement. The debt securities of the Corporation initially issuable upon exercise of the Warrants have been duly authorized and reserved for issuance upon such exercise and, when so issued, will be valid and binding obligations of the Corporation entitled to the benefits of the Designated Indenture and enforceable against the Corporation in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). The Offered Securities conform as to legal matters to the description thereof contained in the Prospectus.

     (l) The Corporation has all necessary corporate power and authority to execute and deliver this Agreement and any Warrant Agreement, and to consummate the transactions contemplated thereby and perform its obligations thereunder; prior to the Closing Date (as defined below), any Warrant Agreement will have been duly authorized, executed and delivered by the Corporation, will be substantially in the form theretofore delivered to the Underwriters and assuming due authorization, execution and delivery by the other parties thereto, will constitute a valid and legally binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless or whether enforcement is considered in a proceeding in equity or at law); and any Warrant Agreement conforms as to legal matters to the description thereof contained in the Prospectus.

     (m) In the event that any of the Offered Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Corporation and, when executed and delivered on behalf of the Corporation and duly authorized, executed and delivered on behalf of the purchaser thereunder, will constitute a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (n) This Agreement has been duly authorized, executed and delivered by the Corporation.

     (o) The issuance, sale and delivery of any of the Offered Securities, the execution, delivery, filing and performance of this Agreement, any Warrant Agreement or Delayed Delivery Contract, the consummation of the transactions contemplated herein and compliance with the terms of this Agreement, and any Warrant Agreement or Delayed Delivery Contract and the Designated Indenture do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the charter documents or by-laws of the Corporation or any of its subsidiaries or any agreement or other instrument binding upon the Corporation or any of its subsidiaries that is material to the Corporation and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Corporation or any subsidiary, and no consent, approval or authorization or order of, or qualification with, any governmental body or agency (including, without limitation, the Board, the OCC and the FDIC) is required for the performance by the Corporation of its obligations under this Agreement, and any Warrant Agreement or Delayed Delivery Contract and the Designated Indenture, except such as are specified and have been obtained and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities.

     (p) There has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Corporation and its subsidiaries, taken as a whole, from that set forth in the Registration Statement.

     (q) There is no legal or governmental proceeding pending or threatened to which the Corporation or any of its subsidiaries is, or is threatened to be, a party or to which any of properties of the Corporation or any of its subsidiaries is, or is threatened to be, subject that is required to be described in the Registration Statement or the Prospectus and is not so described or any statute, regulation, contract or other document that is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

     (r) Each Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act and the rules and regulations of the Commission thereunder.

     (s) (i) Each document, if any, filed or to be filed pursuant to the 1934 Act, and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the 1934 Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the 1933 Act and the applicable rules and regulations of the Commission thereunder and (iv) the Basic Prospectus does not contain and the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (t) The Corporation has complied to the extent necessary with all provisions of Section 517.075, Florida Statutes.

The foregoing representations and warranties do not apply to statements or omissions (i) in the Registration Statement, the Basic Prospectus or the Prospectus based upon information furnished to the Corporation in writing by any Underwriter expressly for use therein or (ii) in the Statement of Eligibility and Qualification on Form T-1 under the Trust Indenture Act of 1939, as amended, of the Trustee under the Indenture.


                               II.

     Subject to the terms and conditions, and in reliance upon the representations and warranties, set forth herein or incorporated by reference herein, the Corporation hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the respective principal amounts of such Offered Securities set forth opposite their names on Schedule II hereto at --% of the principal amount of such Offered Securities set forth opposite their names on
Schedule II plus accrued interest, if any, from -----------, 199-to the date of payment and delivery.

     Between the date hereof and the Closing Date, or such other date as may be specified in Schedule I, the Corporation will not, without your prior consent, offer or sell, or enter into any agreement to sell, any debt securities or Warrants (other than the Offered Securities) in any public offering.

                              III.

     The Corporation is advised by the Underwriters that the Underwriters propose to make a public offering of their respective portions of the Offered Securities as soon after this Agreement is entered into as in the Underwriters' judgment is advisable. The terms of the public offering of the Offered Securities are set forth in the Prospectus.

     If specified in Schedule I, the Underwriters may solicit offers to purchase Offered Securities from the Corporation pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Annex II hereto, with such changes therein as the Corporation may approve. Any Delayed Delivery Contracts are to be with institutional investors of the types set forth in the Prospectus. At the Closing Date, the Corporation will enter into Delayed Delivery Contracts (for the minimum principal amount of Offered Securities per Delayed Delivery Contract specified in Schedule I) with all purchasers proposed by the Underwriters and previously approved by the Corporation as provided below, but not for an aggregate principal amount of Offered Securities less than or greater than the minimum and maximum aggregate principal amounts specified in Schedule I. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contract.


                               IV.

     Payment of the purchase price for, and delivery of, the Offered Securities shall be made at the date, time and location specified in Schedule I, or at such other location as shall be agreed upon by the Corporation and you (such date and time of payment and delivery being herein called the "Closing Date"). Unless otherwise specified in Schedule I, payment shall be made to the Corporation by certified or official bank check or checks in New York Clearing House funds payable to the order of the Corporation.

     One or more global securities ("Global Securities") representing the Offered Securities will be registered in the name of the Depository Trust Company (the "Depositary") or a nominee thereof and will be deposited with or on behalf of the Depositary for the respective accounts of the Depositary's participants as designated by the several Underwriters against payment of the purchase price thereof by the several Underwriters. The Corporation agrees to have the Global Securities available for inspection and checking by the Underwriters in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

     If Warrants are included in the Offered Securities, a global warrant to be deposited with the Warrant Agent at the Closing Date for the respective accounts of the several Underwriters.

                               V.

     The obligations of the Corporation and the several obligations of the Underwriters hereunder are subject to the condition that the Prospectus shall have been filed with the Commission pursuant to Rule 424(b), no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

     The several obligations of the Underwriters hereunder are subject to the following further conditions:

     (a) There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Corporation and its subsidiaries, taken as a whole, from that set forth in the Registration Statement, that, in your reasonable judgment, is material and adverse and that makes it, in your reasonable judgment, inadvisable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

     (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Corporation, to the effect set forth in clause (a) above and to the effect that the representations and warranties of the Corporation contained in this Agreement shall be true and correct as of the Closing Date and the Corporation shall have performed all of its obligations to be performed hereunder on or prior to the Closing Date. The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

     (c) You shall have received on the Closing Date an opinion of Lewis, Rice & Fingersh, independent counsel for the Corporation, dated the Closing Date, to the effect that

          (i) the Corporation has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Missouri, is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and the rules and regulations of the Board thereunder and is not required or licensed to do business as a foreign corporation in any jurisdiction;

          (ii) each of The Boatmen's National Bank of St. Louis, Boatmen's First National Bank of Kansas City, Boatmen's Oklahoma, Inc., Boatmen's Sunwest, Inc. and Boatmen's Bancshares of Iowa, Inc. and any other subsidiary to be specified has been duly organized, is validly existing as a national banking association in good standing under the laws of the United States or as a corporation in good standing under the laws of a state thereof, as the case may be, and is not required or licensed to do business as a foreign corporation in any jurisdiction;

          (iii) Boatmen's Trust Company has been duly organized, is validly existing as a trust company in good standing under the laws of a state thereof and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Corporation and its subsidiaries, taken as a whole;

          (iv) the authorized capital stock of the Corporation conforms as to legal matters to the description thereof contained in the Prospectus;

          (v) to the knowledge of such counsel, the Corporation and The Boatmen's National Bank of St. Louis, Boatmen's First National Bank of Kansas City, Boatmen's Oklahoma, Inc., Boatmen's Sunwest, Inc., Boatmen's Bancshares of Iowa, Inc. and Boatmen's Trust Company (the "Subsidiary Banks") are in compliance in all material respects with all applicable regulations of the Board, the OCC, the FDIC and any state bank regulatory authority with jurisdiction over any of the Subsidiary Banks;

          (vi) all of the issued and outstanding capital stock of the Subsidiary Banks has been duly and validly issued and is fully paid and nonassessable (subject, however, to the provisions of Section 55, Title 12, United States Code) and (except for directors' qualifying shares and except for minority interests not in excess of one percent of the issued and outstanding capital stock of Boatmen's Trust Company (and any other Subsidiary Bank less than 100% owned) all of the capital stock of the Subsidiary Banks is owned, directly or indirectly, by the Corporation free and clear of any mortgage, pledge, lien, encumbrance, claim or equity;

          (vii) the Designated Indenture, as amended, has been duly authorized, executed and delivered by the Corporation and is a valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting enforcement of creditors' rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is considered in a proceeding in equity or at law); the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended;

          (viii) the Offered Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Designated Indenture and when delivered to and paid for by the Underwriters in accordance with this Agreement, will be valid and binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms and will be entitled to the benefits of the Designated Indenture, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting enforcement of creditors' rights generally and
     (B) rights of acceleration and the
     availability of equitable
     remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is considered in a proceeding in equity or at law);

          (ix) the Corporation has all necessary corporate power and authority to execute and deliver this Agreement, and to consummate the transaction contemplated hereby and perform its obligations hereunder;

          (x) no authorization, approval, consent or license of any regulatory body or authority (other than under the 1933 Act and the securities or Blue Sky laws of the various states) and no approval of the stockholders of the Corporation is required for the valid authorization, issuance, sale and delivery of the Offered Securities by the Corporation, or for the execution, delivery or performance of this Agreement and the Indenture, or, if so required, all such authorizations, approvals, consents and licenses, specifying the same, have been obtained and are, to the best of such counsel's knowledge, in full force and effect;

          (xi) the execution and delivery of, and the performance of its obligations under, this Agreement, the Indenture and the Offered Securities will not contravene any provision of applicable law or the Restated Articles of Incorporation or By-laws of the Corporation or any of its subsidiaries or, to the knowledge of such counsel, any agreement or other instrument binding upon the Corporation or any of its subsidiaries that is material to the Corporation and its subsidiaries taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Corporation or any of its subsidiaries;

          (xii) the statements (1) in the Basic Prospectus under "Description of Debt Securities", "Description of Warrants" and "Plan of Distribution," (2) in the Prospectus Supplement under "------------," (3) under the captions "Regulation and Supervision" and "Legal Proceedings" in the Corporation's latest Annual Report on Form 10-K that is incorporated by reference in the Prospectus and (4) in the Registration Statement in Item 15, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

          (xiii) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Corporation or any of its subsidiaries is a party or to which any of the properties of the Corporation or any of its subsidiaries is subject that is required to be described in the Registration Statement or the Prospectus and is not so described or of any statute, regulation, contract or other document that is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required; and

          (xiv) such counsel (1) is of the opinion that each document filed pursuant to the 1934 Act and incorporated by reference in the Registration Statement and the Prospectus (except for financial statements and schedules as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the 1934 Act and the applicable rules and regulations of the Commission thereunder, (2) is of the opinion that the Registration Statement and the Prospectus and any supplements or amendments thereto (except for financial statements and schedules as to which such counsel need not express any opinion) comply as to form in all material respects with the 1933 Act and the rules and regulations of the Commission thereunder and (3) believes that (except for financial statements and schedules as to which such counsel need not express any belief) the Registration Statement and the Basic Prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as amended or supplemented, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     With respect to the matters set forth in subparagraph (xiv) of paragraph (c) above, Lewis, Rice & Fingersh may state that
(1) their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification except as specified, and (2) they are not passing upon the adequacy or accuracy of the derivation or compilation from the Corporation's financial statements or financial records of any financial data.

     (d) ------------, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Closing Date, with respect to this Agreement, the Offered Securities, the Warrant Agreement, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In rendering its opinion, counsel for the Underwriters may rely upon the opinion of Lewis, Rice & Fingersh referred to in paragraph (c) above as to all matters of Missouri law.

     (e) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Corporation's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Corporation's debt securities or preferred stock;

     (f) Prior to the Closing Date, the Corporation shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

     (g) You shall have received on the date of this Agreement a letter dated such date and also on the Closing Date a letter dated the Closing Date, in each case in form and substance satisfactory to you, from Ernst & Young, independent public accountants, containing statements and information covering the matters set forth in Annex I and the additional matters set forth on
Schedule I.


                               VI.

     In further consideration of the agreements of the Underwriters herein contained, the Corporation covenants as follows:

     (a) To furnish you, without charge, one manually signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference) and to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto but including documents incorporated by reference).

     (b) To prepare the Prospectus Supplement in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the 1933 Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or Prospectus Supplement with respect to the Offered Securities prior to the Closing Date which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any Prospectus Supplement or any amended Prospectus relating to the Offered Securities has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any preliminary prospectus or prospectus, of the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any preliminary prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

     (c) Promptly from time to time to take such action as you may reasonably request to qualify the Offered Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Offered Securities, provided that in connection therewith the Corporation shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (d) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Offered Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the 1933 Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Offered Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the 1933 Act;

     (e) To make generally available to the Corporation's security holders as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the 1933 Act and the rules and regulations of the Commission thereunder.

     (f) To pay or cause to be paid the fees, disbursements and expenses of the Corporation's counsel and accountants in connection with the registration of the Offered Securities under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; the cost of printing or producing this Agreement, any Blue Sky or legal investment memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Offered Securities; all expenses in connection with the qualification of the Offered Securities for offering and sale under state securities laws as provided herein, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; any fees charged by securities rating agencies for rating the Offered Securities; any filing fees incident to any required review by the National Association of Securities Dealers, Inc.; and all other costs or expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided in this paragraph. It is understood, however, that, except as provided in this paragraph, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Offered Securities by them, and any advertising expenses connected with any offers they may make.

                              VII.

     (a) The Corporation will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement made in reliance upon and in conformity with written information furnished to the Corporation by any Underwriter through you expressly for use therein.

     (b) Each Underwriter will indemnify and hold harmless the Corporation against any losses, claims, damages or liabilities to which the Corporation may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Corporation by such Underwriter through you expressly for use therein; and will reimburse the Corporation for any legal or other expenses reasonably incurred by the Corporation in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under paragraph (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

     (d) If the indemnification provided for in this Article VII is unavailable to or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Corporation on the one hand and the Underwriters on the other from the offering of the Offered Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under paragraph (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Corporation on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Corporation on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Corporation bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus Supplement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the Underwriters agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this paragraph (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to
contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this paragraph (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Corporation under this Article VII shall be in addition to any liability which the Corporation may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the 1933 Act; and the obligations of the Underwriters under this Article VII shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Corporation and to each person, if any, who controls the Corporation within the meaning of the 1933 Act.


                              VIII.

     This Agreement shall be subject to termination in your absolute discretion, by notice given to the Corporation, if
(a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Corporation shall have been suspended on any exchange or in any over-the-counter market,
(iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your reasonable judgment, is material and adverse and (b) in the case of any of the events specified in clause (a)(iv), such event singly or together with any other such event makes it, in your reasonable judgment, inadvisable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.


                               IX.

     (a) If any Underwriter shall default in its obligation to purchase the Offered Securities which it has agreed to purchase hereunder, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Offered Securities on the terms contained herein. If within 36 hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Offered Securities, then the Corporation shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Offered Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Corporation that they have so arranged for the purchase of such Offered Securities or the Corporation notifies the Representative that it has so arranged for the purchase of such Offered Securities, the Representatives or the Corporation shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Corporation agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party hereto.

     (b) If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the Representatives and the Corporation as provided in paragraph (a) above, the aggregate offering price of the Offered Securities that remain unpurchased does not exceed one-eleventh of the aggregate offering price of the Offered Securities, then the Corporation shall have the right to require each non-defaulting Underwriter to purchase the number of the Offered Securities that such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of the Offered Securities that such Underwriter agreed to purchase hereunder) of the Offered Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the Representatives and the Corporation as provided in paragraph (a) above, the aggregate offering price of the Offered Securities which remains unpurchased exceeds one-eleventh of the aggregate offering price of the Offered Securities, as referred to in paragraph (b) above, or if the Corporation shall not exercise the right described in paragraph (b) above to require non-defaulting Underwriters to purchase the Offered Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Corporation, except for the expenses to be borne by the Corporation and the Underwriters as provided herein and the indemnity and contribution agreements contained herein; but nothing herein shall relieve a defaulting Underwriter from liability for its default.


                               X.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Corporation to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Corporation shall be unable to perform its obligations under this Agreement, the Corporation will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     The respective indemnities, agreements, representations, warranties and other statements of the Corporation and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Corporation, or any officer or director or controlling person of the Corporation, and shall survive delivery of and payment for the Offered Securities.

     This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Corporation and, to the extent provided in Article VII and the preceding paragraph, the officers and directors of the Corporation and each person who controls the Corporation or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Offered Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by ------------ on behalf of you as the representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of (Name and address of firm) Attention:
- ------------; and if to the Corporation shall be delivered or sent by mail to the address of the Corporation set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to paragraph (c) of
Article VII hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Corporation by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Corporation. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Corporation for examination upon request, but without warranty on your part as to the authority of the signers thereof.


                                   Very truly yours,

                                   BOATMEN'S BANCSHARES, INC.


                                   By ------------------------------------


The foregoing Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto

By:  Name of Representatives

By: ---------------------------------------------
     Acting severally on behalf of themselves and
     the several Underwriters named in Schedule II
     hereto.

By: ---------------------------------------------

                           SCHEDULE I


     Underwriting Agreement dated ------------, 199--.
     Registration Statement No. 33-----------.
     Representatives: -----------------------------------------------
                      -----------------------------------------------


     Title, Purchase Price and Description of Securities:

          Title: ----------------------------------------------------

          Purchase Price (include type of funds): -------------------
                                             ------------------------
                                             ------------------------


          Description: ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------


     Closing Date and Location:

          Date of Closing: ------------------------------------------
          Time of Closing: ------------------------------------------
          Location of Closing: --------------------------------------
                               --------------------------------------

                       SCHEDULE I (CON'T)

The following terms and conditions supplement the provisions of the foregoing Underwriting Agreement and, to the extent inconsistent therewith, replace the provisions of the foregoing Underwriting
Agreement:

















The following additional items are to be covered by the letter from Ernst & Young delivered pursuant to paragraph (g) of Article V of the foregoing Underwriting Agreement:

                           SCHEDULE II


                                            $ AMOUNT OF
                                            -----------
     UNDERWRITER                         OFFERED SECURITIES
                                         ------------------
                                           TO BE PURCHASED
                                           ---------------






                                         -------------------

Total..........................          ===================

                             ANNEX I


                     Form of Comfort Letter

     (1) They are independent certified public accountants with respect to the Corporation and its subsidiaries within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

     (2) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or the 1934 Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Corporation for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

     (3) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Corporation for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Corporation's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Corporation's Annual Reports on Form 10-K for such fiscal years;

     (4) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Corporation and its subsidiaries, inspection of the minute books of the Corporation since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Corporation and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

          (a) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Corporation's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Corporation's Annual Report on Form 10-K for the most recent fiscal year;

          (b) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Corporation's Annual Report on Form 10-K for the most recent fiscal year;

          (c) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (a) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (b) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Corporation's Annual Report on Form 10-K for the most recent fiscal year;

          (d) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

          (e) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the capital stock or any increase in the consolidated long-term debt (including subordinated notes) of the Corporation and its subsidiaries or in other items specified by the Representatives, or any decreases in the shareholders' equity of the Corporation and its subsidiaries or in other items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (f) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (e) there were any decreases in net interest income, non-interest income or income before income taxes, or in the total amount of net income or the per share (primary and fully diluted) amount of net income, of the Corporation and its subsidiaries, or in income before income taxes and equity in undistributed earnings of subsidiaries of the

     Corporation, or other items
     specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

     (5) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (3) and (4) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Corporation and its subsidiaries, which appear in the Prospectus or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Corporation and its subsidiaries and have found them to be in agreement.

                            ANNEX II

                FORM OF DELAYED DELIVERY CONTRACT


Boatmen's Bancshares, Inc.
One Boatmen's Plaza
800 Market Street
St. Louis, Missouri 63101

Dear Sirs:

     The undersigned hereby agrees to purchase from Boatmen's Bancshares, Inc., a Missouri corporation (the "Corporation"), and the Corporation agrees to sell to the undersigned on ------------, 19--- the ("Delivery Date"), ------------ principal amount of the Corporation's ---------% Debt Securities due ------------, ---- (the "Offered Securities"), offered by the Corporation's Prospectus dated ------------, receipt of which is hereby acknowledged, at a purchase price of ---------% of the principal amount thereof at the rate borne by the Offered Securities from ------------, 19-- to the Delivery Date, and on the further terms and conditions set forth in this contract.

     Payment for the Offered Securities which the undersigned has agreed to purchase shall be made to the Corporation or its order by certified or official bank check in New York Clearing House or similar next day funds, at the offices of ----------------------------,
New York, New York at --------- a.m., New York City time, on the Delivery Date (or in such other funds and/or at such other place as the Corporation and the undersigned may agree upon in writing), upon delivery to the undersigned of the Offered Securities to be purchased by the undersigned and in such authorized denominations and registered in such names as the undersigned may request in writing addressed to the Corporation not less than three business days prior to the Delivery Date.

     The obligations of the Corporation to sell and of the undersigned to take delivery of and make payment for the Offered Securities on the Delivery Date shall be subject only to the conditions that (1) the purchase of the Offered Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment and (2) the Corporation, on or before ------------, 19--, shall have sold to the Underwriters of the Offered Securities (the "Underwriters") such principal amount of the Offered Securities as is to be sold to them pursuant to the Underwriting Agreement dated the date hereof between the Corporation and the Underwriters. The obligation of the undersigned to take delivery of and make payment for the Offered Securities shall not be affected by the failure of any Underwriter or other purchaser to take delivery of and make payment for the Offered Securities pursuant to other contracts similar to this contract.

     Promptly after completion of the sale to the Underwriters, the Corporation will mail or deliver to the undersigned at its address set forth below a notice to such effect, accompanied by a copy of the opinion of counsel for the Corporation delivered to the Underwriters in connection therewith.

     By the execution hereof, the undersigned represents and warrants to the Corporation that (1) its investment in the Offered Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governed such investment, (2) all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Offered Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase and (3) upon the acceptance hereof by the Corporation and the mailing or delivery of a copy hereof as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     It is understood that the Corporation will not accept Delayed Delivery Contracts for an aggregate principal amount of the Offered Securities in excess of $------------ and that the acceptance of any Delayed Delivery Contract is in the Corporation's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Corporation, it is requested that the Corporation sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Corporation and the undersigned when such copy is so mailed or delivered.

     This contract shall be governed by the laws of the State of New York.


                              Yours very truly,


                              -------------------------------------
                                        (Name of Purchaser)

                              By ---------------------------------
                                             (Title)

                              -------------------------------------

                              -------------------------------------
                                             (Address)

Accepted as of the date first
above written:

BOATMEN'S BANCSHARES, INC.

By ----------------------------


         PURCHASER - PLEASE COMPLETE AT TIME OF SIGNING

     The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)

               Name                     Telephone No.
                                     (including Area Code)

                                    3